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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2000

CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of June 10, 2000, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 2000-2).

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

 New York                                          333-30082                    13-3728743
(State or other jurisdiction of incorporation)    (Commission File Number)     (IRS Employer Identification Number)

    270 Park Avenue
    New York, New York                                       10017-2070
   (Address of principal executive offices)                 (Zip Code)


   (212) 270-5723
   (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Filing of Collateral Term Sheets

         On or about June 28, 2000, the Registrant will cause the sale of approximately $657,472,768 principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-2, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 10, 2000 among the Registrant, GE Capital Loan Services, Inc., as master servicer, Lend Lease Asset Management, L.P., as special servicer and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

         In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to the Underwritten Certificates, the Registrant has been advised by Chase Securities Inc. (as lead manager and bookrunner) and Salomon Smith Barney Inc. (collectively, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-30082, furnished to one or more prospective investors on June 20, 2000 one Collateral Term Sheet (the "Term Sheet") dated as of June 19, 2000. The term "Collateral Term Sheet" shall mean those materials which constitute "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheet, which is listed as Exhibit 99.1 hereto is being filed in paper format on Form SE dated June 21, 2000 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.

         The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    Not applicable.

  (b)    Pro Forma Financial Information: Not applicable.

  (c)    Exhibit:

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     EXHIBIT NO.                        DOCUMENT
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        99.1            Term Sheet filed on Form SE dated June 21, 2000
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.

                                          By:    /s/ Wendy Schwartzberg
                                                 -------------------------------
                                          Name:  Wendy Schwartzberg
                                          Title: Assistant Vice President

Dated:   June 22, 2000


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                                  EXHIBIT INDEX

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     EXHIBIT NO.                      DOCUMENT                             PAGE
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        99.1         Term Sheet filed on Form SE  dated June 21, 2000        4
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                                  EXHIBIT 99.1

                Term Sheet filed on Form SE dated June 21, 2000.



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